UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS California Tax-Free
Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile. Please refer to the prospectus for further details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.31%, 2.11% and 2.09% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS California Tax-Free Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-1.63%	-1.83%	2.00%	2.82%	4.07%
Class B	-2.14%	-2.70%	1.22%	2.06%	3.27%
Class C	-2.03%	-2.50%	1.22%	2.05%	3.22%
Lehman Brothers Municipal Bond Index+	-.60%	-1.17%	2.52%	3.35%	4.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/29/08	$ 7.06	$ 7.07	$ 7.01
8/31/07	$ 7.35	$ 7.37	$ 7.31
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .16	$ .13	$ .13
Capital Gain Distributions	$ .0202	$ .0202	$ .0202
February Income Dividend	$ .0257	$ .0215	$ .0214
SEC 30-day Yield as of 2/29/08++	3.48%	2.88%	2.88%
Tax Equivalent Yield as of 2/29/08++	5.90%	4.89%	4.89%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/29/08++	4.59%	3.84%	3.85%
++ The SEC yield is net investment income per share earned over the month ended February 29, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.82% for Class B shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.78% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — California Municipal Debt Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	117	11
3-Year	17	of	107	15
5-Year	35	of	102	33
10-Year	18	of	73	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,375	$10,133	$10,973	$14,237
	Average annual total return	-6.25%	.44%	1.87%	3.60%
Class B	Growth of $10,000	$9,449	$10,184	$10,981	$13,792
	Average annual total return	-5.51%	.61%	1.89%	3.27%
Class C	Growth of $10,000	$9,750	$10,372	$11,069	$13,724
	Average annual total return	-2.50%	1.22%	2.05%	3.22%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,883	$10,774	$11,791	$15,837
	Average annual total return	-1.17%	2.52%	3.35%	4.71%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.10% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/29/08
DWS California Tax-Free Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class S	-1.53%	-1.63%	2.21%	3.02%	4.10%
Lehman Brothers Municipal Bond Index+	-.60%	-1.17%	2.52%	3.35%	4.44%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 7.04
8/31/07	$ 7.34
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .16
Capital Gain Distributions	$ .0202
February Income Dividend	$ .0273
SEC 30-day Yield as of 2/29/08++	3.93%
Tax Equivalent Yield as of 2/29/08++	6.67%
Current Annualized Distribution Rate as of 2/29/08++	4.89%
++ The SEC yield is net investment income per share earned over the month ended February 29, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.82% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.78% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — California Municipal Debt Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	117	8
3-Year	9	of	107	9
5-Year	19	of	102	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$9,837	$10,677	$11,602	$13,093
	Average annual total return	-1.63%	2.21%	3.02%	4.10%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,883	$10,774	$11,791	$13,356
	Average annual total return	-1.17%	2.52%	3.35%	4.44%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 983.70	$ 978.60	$ 979.70	$ 984.70
Expenses Paid per $1,000**	$ 7.25	$ 11.12	$ 11.07	$ 6.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,017.55	$ 1,013.63	$ 1,013.67	$ 1,018.60
Expenses Paid per $1,000**	$ 7.37	$ 11.31	$ 11.27	$ 6.32
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	1.47%	2.26%	2.25%	1.26%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 983.70	$ 978.60	$ 979.70	$ 984.70
Expenses Paid per $1,000**	$ 4.19	$ 8.02	$ 7.97	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,020.64	$ 1,016.76	$ 1,016.81	$ 1,021.73
Expenses Paid per $1,000**	$ 4.27	$ 8.17	$ 8.12	$ 3.17
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.85%	1.63%	1.62%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Can you characterize conditions in the municipal bond market during the six months ended February 29, 2008?

A: Over the full period, municipal bonds provided weak results, significantly underperforming their taxable counterparts. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned -0.60% for the six-month period ended February 29, 2008.1 This compared to a positive 5.67% for the broad taxable bond market for the same period, as measured by the Lehman Brothers US Aggregate Index.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply was robust early in the period, but trailed off in the wake of concerns over the uncertain credit status of leading bond insurers. On the demand side, retail interest in individual bonds was strong, as investors noted the favorable valuations of municipals versus taxable issues. Flows from mutual funds and insurance companies were generally positive as well. However, these supportive trends were overwhelmed by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand over the latter part of the period. In addition, demand was negatively impacted by the prospect of increased supply going forward as issuers find alternatives to the stalled auction rate market.3

3 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

The US Federal Reserve Board (the Fed) responded to the liquidity crisis in the credit markets by dropping the fed funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — five times over the six-month period. As a result, the fed funds rate declined from 5.25% to 3.00%. During the period, yields on shorter-term municipals fell, while yields rose on issues with maturities greater than eight years. Since a bond's yield moves in the opposite direction of its price, this meant that shorter-term municipal bonds generally provided the best returns.

The overall result of a decline in short-term yields and an increase in long-term yields was a steepening of the tax-free yield curve over the period.4 On the municipal bond curve, yields on two-year issues fell by 96 basis points (one basis point equals .01%) while bonds with 30-year maturities experienced a yield increase of

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 8/31/07 and 2/29/08)

Source: Municipal Market Data as of February 29, 2008. For illustrative purposes only; not meant to represent the performance of any DWS product.

52 basis points, resulting in a total steepening of 148 basis points. (See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

With respect to credit quality, conditions in the municipal market have generally remained stable.5 However, as doubt has arisen about the financial condition of insurers, many insured issues — which make up more than half of the municipal market — have begun to trade on the basis of creditworthiness of the underlying issuer. This was a significant factor in the continued widening of credit spreads in the municipal market during the period.6

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
6 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

The bond market's continued flight to quality resulted in lower yields for Treasury bonds and historically high municipal yields relative to Treasuries. In fact, at the end of February, 10-year AAA municipals were yielding 117.4% of comparable Treasury issues, before taking into account the tax advantage of municipals.

Q: How did DWS California Tax-Free Income Fund perform for the semiannual period ended February 29, 2008?

A: DWS California Tax-Free Income Fund's Class A shares posted a return for the six-month period of -1.63%. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return compares with -0.60% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund outperformed the -3.37% average return of its peer group, the Lipper California Municipal Debt Funds category.7

7 The Lipper California Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes.8 While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, for much of the period we continued to minimize exposure to long-term bonds, as we did not believe they provided a favorable risk/reward profile. Given a relatively flat yield curve, we did not view the modest income advantage offered by long-term issues as attractive. Instead, we generally favored higher coupon issues in the five-to-12 year area of the curve, as we viewed this structure as less vulnerable to any increase in rates. We also had exposure to floating rate notes with three-month resets tied to LIBOR (London Inter Bank Offering Rate) that we believed offered attractive yields and low interest-rate risk, which slightly constrained performance over the period.9 Our maturity positioning helped performance over the period as the curve steepened dramatically, driven by both falling short-term yields and rising yields (and falling prices) on longer-term issues. Given the recent steepening, we have increasingly been looking for opportunities to move out on the curve to take advantage of the improved yield differentials available.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.
9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

With respect to sectors of the California market, we have remained somewhat overweight the state's general obligation (GO) bonds.10 By contrast, the fund has had very low exposure to land development issues dependent on revenues from specific future projects. These weightings helped returns as GOs outperformed more narrowly financed issues. The fund's exposure to high-quality municipals such as prerefunded issues also helped performance as credit spreads widened.11

10 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
11 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.

More broadly, for much of the period we maintained the fund's relatively low exposure to lower-quality sectors, based on the narrow yield advantage they provided by historical standards. This positioning helped the fund's relative performance as spreads widened and prices of lower-quality issues generally fell. As lower-quality issues have become more attractive relative to higher-quality issues, we have continued to use intensive credit analysis to selectively increase exposure to this segment.

Q: What is your current assessment of the California municipal bond market?

A: We believe the fiscal health of California remains stable, which is reflected in the assessments of the major rating agencies over the period. The state's general obligation debt is currently rated A+ by Standard & Poor's Corporation and A1 by Moody's Investors Service, Inc.12 Following several years of rising revenues and increasing surpluses, the state of California has been significantly impacted by the national housing downturn, as revenues in the current fiscal year have been below forecast. The governor's budget proposed a variety of measures to address the projected shortfalls that have resulted, including cutting expenditures by 10% almost across the board. In addition, the governor has proposed a constitutional amendment that would attempt to smooth out the volatility that now exists in the budgeting process by putting extra revenue from strong years into a stabilization fund. While California still faces structural deficits, the state has sufficient flexibility to finance them. In addition, the state's pension system is relatively well funded. While California's fiscal challenges are likely to continue for some time, we remain constructive with respect to the long-term outlook for the state's debt.

12 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Portfolio Summary

Asset Allocation	2/29/08	8/31/07

Revenue Bonds	59%	60%
US Government Secured	19%	21%
General Obligation Bonds	22%	19%
	100%	100%
Quality	2/29/08	8/31/07

AAA	50%	69%
AA	8%	6%
A	22%	9%
BBB	4%	2%
Not Rated	16%	14%
	100%	100%
Effective Maturity	2/29/08	8/31/07

Less than 1 year	11%	7%
1-4.99 years	24%	31%
5-7.99 years	27%	29%
8-19.99 years	34%	33%
20+ years	4%	—
	100%	100%
Interest Rate Sensitivity	2/29/08	8/31/07

Duration	7.1 years	6.6 years

Weighted average effective maturity: 7.8 years and 6.7 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 83.8%
California 75.3%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	920,331
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	590,970
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,136,230
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,121,020
Series A, 6.0%, 9/1/2024 (a)	3,500,000	3,806,460
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025 (a)	5,000,000	4,899,150
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,077,921
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	874,517
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,087,410
Series A, 5.375%, 8/1/2021	1,230,000	1,337,514
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,271,030
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,183,680
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Amber Court Apartments, Series A, 2.91%*, 12/15/2032	300,000	300,000
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, California Hill Apartments, Series A, AMT, 3.05%*, 12/15/2032	700,000	700,000
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,690,550
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,185,900
Series A, 5.375%, 5/1/2022	10,000,000	10,929,500
California, Higher Education Revenue, 5.25%, 11/1/2019 (a)	3,500,000	3,584,805
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,112,437
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012	13,265,000	14,077,349
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,135,649
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,062,310
California, Residential Efficiency Financing Authority, Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,764
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,341,750
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,084,257
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	405,000	412,740
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%, 6/1/2031	30,000	31,027
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	10,000,000	8,278,800
Series B, 5.5%, 6/1/2043	9,950,000	10,733,562
Series B, 5.625%, 6/1/2038	13,655,000	14,810,896
Series A-1, 5.75%, 6/1/2047	4,815,000	4,303,984
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	19,057,145
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,098,580
Series A-2, 7.4%, 9/1/2010	3,365,000	3,698,438
California, State Department of Water Resources, Power Supply Revenue:
Series C-7, 2.8%*, 5/1/2022 (a)	500,000	500,000
Series C-14, 2.85%*, 5/1/2022, Westdeutsche Landesbank (b)	680,000	680,000
California, State General Obligation:
Series C-1, 2.85%*, 5/1/2033, Bank of America NA, Bank of Nova Scotia and Landesbank Hessen-Thuringen (b)	400,000	400,000
5.0%, 2/1/2013	1,250,000	1,308,175
5.0%, 11/1/2027	12,000,000	11,435,760
5.0%, 9/1/2032	10,000,000	9,408,200
5.125%, 4/1/2024	7,400,000	7,151,804
5.125%, 11/1/2024	1,000,000	982,880
5.25%, 12/1/2019	1,000,000	1,061,980
Prerefunded, Series 2006, 5.875%, 10/1/2019	785,000	830,444
Series 2006, 5.875%, 10/1/2019	290,000	306,788
6.5%, 9/1/2010	1,305,000	1,413,237
California, State Public Works Board Lease Revenue, University of California Projects, Series F, 5.0%, 11/1/2018	5,405,000	5,526,721
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,659,072
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a)	18,245,000	18,581,255
Series A, 5.0%, 11/1/2024 (a)	5,000,000	4,867,300
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,132,333
California, Statewide Communities Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,048,690
California, Statewide Communities Development Authority Revenue, Kiaser Permanente, Series B, 3.948%**, 4/1/2036	5,000,000	3,732,500
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,382,400
California, Water & Sewer Revenue, Metropolitan Water District of Southern California, Series A, 5.25%, 3/1/2017	7,300,000	7,828,666
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,065,400
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,747,040
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,406,603
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,347,405
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	9,867,858
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a) (c)	2,750,000	2,783,357
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	379,454
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	941,530
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	645,507
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,512,680
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,269,242
Zero Coupon, 5/1/2016 (a)	3,335,000	2,237,652
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	3,597,330
Zero Coupon, 11/1/2018 (a)	4,605,000	2,615,870
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	3,753,050
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,374,100
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	5,605,200
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,066,250
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,419,172
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,150,948
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,500,260
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,474,700
Zero Coupon, 1/15/2017 (a)	5,975,000	3,734,136
Zero Coupon, 1/15/2018 (a)	6,250,000	3,676,750
Zero Coupon, 1/15/2025	10,000,000	3,467,400
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	1,931,090
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,288,940
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,082,138
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	303,404
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,714,840
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	802,116
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	918,689
Zero Coupon, 11/1/2016 (a)	1,500,000	1,013,865
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.5%, 11/15/2028	10,000,000	9,177,800
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,271,406
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,668,255
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,430,920
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,096,920
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,779,555
Los Angeles, CA, Airport Revenue, AMT, Series B, 5.5%, 8/1/2016 (a)	6,500,000	6,865,560
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,037,660
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,211,640
Los Angeles, CA, State General Obligation, 5.5%, 7/1/2014 (a)	10,000,000	10,704,600
Los Angeles, CA, Unified School District, Series A, 5.375%, 7/1/2018 (a)	1,030,000	1,127,716
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	667,580
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,546,143
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,488,435
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,426,267
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	639,351
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,640,000	3,692,889
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,453,104
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,557,323
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax, 7.125%, 10/1/2023	2,810,000	2,821,128
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,659,400
5.0%, 9/1/2026 (a)	7,155,000	7,103,770
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	253,670
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,597,400
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	787,717
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,173,724
Rancho, CA, Water District Financing Authority Revenue, Series 1999, 144A, 4.0%*, 8/1/2015 (a)	16,870,000	16,870,000
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	925,000	935,887
7.125%, 7/1/2026	2,000,000	2,023,640
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,017,657
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,346,053
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,265,845
Zero Coupon, 6/1/2016 (a)	2,395,000	1,623,690
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,417,500
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,110,183
6.0%, 9/1/2011	850,000	864,892
6.125%, 9/1/2014	605,000	614,299
6.3%, 9/1/2021	1,500,000	1,504,650
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 4.003%**, 6/1/2039 (a)	10,000,000	7,852,500
Series A, 5.0%, 6/1/2026 (a)	11,435,000	10,876,629
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series K, 5.75%, 7/1/2018 (a)	5,170,000	5,650,034
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,387,412
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,416,216
Series A, 5.4%, 11/1/2020 (a) (c)	5,000,000	5,214,850
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	9,900,000	9,068,004
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,729,328
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,123,830
Series A, 6.0%, 9/1/2014 (a) (c)	2,195,000	2,488,603
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,136,900
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a)	2,700,000	2,954,448
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a)	3,965,000	4,235,532
6.0%, 8/1/2009 (a)	2,085,000	2,140,419
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,337,567
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,485,574
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	779,629
Zero Coupon, 8/1/2016 (a)	1,000,000	683,700
Zero Coupon, 8/1/2017 (a)	1,000,000	641,010
Zero Coupon, 8/1/2019 (a)	1,100,000	618,145
San Diego, CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,744,416
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	3,776,354
Series B, 6.05%, 7/1/2018 (a)	770,000	872,587
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue:
Prerefunded, 5.25%, 7/1/2016 (a)	845,000	902,308
5.25%, 7/1/2016 (a)	305,000	320,098
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,047,320
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,426,260
ETM, Zero Coupon, 1/1/2014	3,680,000	2,974,250
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,729,993
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,358,160
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,500,250
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,544,717
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,733,723
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,924,390
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	892,890
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,680,000	1,957,956
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,536,570
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,209,980
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,289,119
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,365,147
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,085,822
5.5%, 9/1/2018 (a)	1,060,000	1,138,769
5.6%, 9/1/2019 (a)	1,115,000	1,201,033
5.6%, 9/1/2020 (a)	1,180,000	1,259,166
5.65%, 9/1/2024 (a)	1,445,000	1,501,789
5.65%, 9/1/2025 (a)	1,520,000	1,581,970
5.65%, 9/1/2026 (a)	1,605,000	1,666,873
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,253,224
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,019,820
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	1,998,571
6.375%, 9/1/2030	4,925,000	4,929,334
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,497,160
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,444,320
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, ETM, 5.75%, 7/1/2021	880,000	981,490
Series A, 5.75%, 7/1/2021	1,120,000	1,214,058
Southern California, Public Power Authority, Natural Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2024	5,000,000	4,708,200
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,571,688
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	891,500
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,332,960
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	595,000	611,487
		611,554,138
Puerto Rico 7.5%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2022	2,000,000	1,923,840
Commonwealth of Puerto Rico, Series PA-944, 144A, 5.5%*, 7/1/2015 (a)	6,625,000	6,625,000
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	11,251,481
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	10,745,800
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,271,052
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,297,487
5.625%, 7/1/2017 (a)	2,345,000	2,432,328
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,137,240
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,076,780
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,131,092
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,117,700
Series A, 6.25%, 7/1/2016 (a)	750,000	860,587
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	3,905,827
5.65%, 7/1/2015 (a)	1,000,000	1,083,150
6.5%, 7/1/2015 (a)	4,000,000	4,556,640
		60,416,004
Virgin Islands 1.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,235,150
Total Municipal Bonds and Notes (Cost $662,197,778)		680,205,292

Municipal Inverse Floating Rate Notes (d) 31.4%
California 25.0%
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2015 (a) (e)	3,400,000	3,711,797
Trust: Big Bear Lake, CA, Water Revenue, RITES-PA 597A, 144A, 8.585%, 4/1/2015, Leverage Factor at purchase date: 2 to 1
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022 (a) (e)	13,500,000	14,734,237
Trust: Big Bear Lake, CA, Water Revenue, RITES-PA 597B, 144A, 8.585%, 4/1/2022, Leverage Factor at purchase date: 2 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2025 (e)	13,870,000	13,759,307
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 9.226%, 4/1/2025, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (e)	17,205,000	16,982,690
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 9.232%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F, 5.0%, 4/1/2031 (e)	11,475,000	11,063,385
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 9.228%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, State Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (e)	15,000,000	16,394,175
Trust: California, State Department Water Resource, Power Supply Revenue, Series 309, 144A, 7.095%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (e)	15,300,000	16,082,824
Trust: California, State Economic Recovery, RITES-PA 1262, 144A, 6.52%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State General Obligation, 5.0%, 3/1/2027 (e)	10,000,000	9,232,616
Trust: California, UBS Municipal (CRVS), Various States, Series 2007-1031C, 144A, 11.4%, 3/1/2027, Leverage Factor at purchase date: 5 to 1
Long Beach, CA, Harbor Revenue, Series A, AMT, 6.0%, 5/15/2016 (a) (e)	8,430,000	9,262,125
Trust: Long Beach, CA, Harbor Revenue, RITES-PA 651A, 144A, AMT, 8.455%, 5/15/2016, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, AMT, 6.0%, 5/15/2019 (a) (e)	10,600,000	11,704,679
Trust: Long Beach, CA, Harbor Revenue, RITES-PA 651B, 144A, AMT, 8.455%, 5/15/2019, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2020 (a) (e)	6,250,000	6,805,094
Trust: Los Angeles, CA, Unified School District, RITES-PA 1117-B, 144A, 7.07%, 7/1/2020, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2012 (a) (e)	6,340,000	7,029,095
Trust: Los Angeles, CA, Unified School District, RITES-PA 589A, 144A, 5.765%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2013 (a) (e)	2,970,000	3,336,246
Trust: Los Angeles, CA, Unified School District, RITES-PA 589B, 144A, 5.765%, 7/1/2013, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2014 (a) (e)	5,820,000	6,605,060
Trust: Los Angeles, CA, Unified School District, RITES-PA 589C, 144A, 5.765%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2015 (a) (e)	7,120,000	8,109,680
Trust: Los Angeles, CA, Unified School District, RITES-PA 589D, 144A, 5.765%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027 (a) (e)	14,100,000	13,682,675
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2029 (a) (e)	8,400,000	8,151,381
Trust: Rancho, CA, Water District Financing Authority Revenue, Series 1999, 144A, 7.46%, 8/1/2027, Leverage Factor at purchase date: 4 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2012 (a) (e)	2,570,000	2,703,139
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662B, 144A, 8.105%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 5.75%, 5/1/2012 (a) (e)	2,890,000	3,039,716
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662H, 144A, 8.105%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2013 (a) (e)	2,730,000	2,881,993
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662C, 144A, 8.105%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 5.75%, 5/1/2013 (a) (e)	3,070,000	3,240,922
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662I, 144A, 8.105%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2014 (a) (e)	2,890,000	3,050,901
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662D, 144A, 8.105%, 5/1/2014, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2015 (a) (e)	3,060,000	3,174,903
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662E, 144A, 8.105%, 5/1/2015, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.875%, 5/1/2016 (a) (e)	3,250,000	3,378,294
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662F, 144A, 8.355%, 5/1/2016, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 6.0%, 5/1/2011 (a) (e)	2,160,000	2,294,719
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662A, 144A, 8.605%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 6.0%, 5/1/2011 (a) (e)	2,730,000	2,900,270
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662G, 144A, 8.605%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
		203,311,923
Puerto Rico 6.4%
Commonwealth of Puerto Rico, General Obligation, 6.0%, 7/1/2014 (a) (e)	10,000,000	11,038,800
Trust: Commonwealth of Puerto Rico, General Obligation, RITES-PA 620B, 144A, 6.265%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.5%, 7/1/2020 (a) (e)	13,250,000	13,625,969
Trust: Commonwealth of Puerto Rico, General Obligation, RITES-PA 944R-B, 144A, 5.28%, 7/1/2020, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Electric Power Authority Revenue, Series KK, 5.5%, 7/1/2015 (a) (e)	25,000,000	27,263,625
Trust: Puerto Rico, Electric Power Authority Revenue, RITES-PA 1044, 144A, 11.569%, 7/1/2015, Leverage Factor at purchase date: 4 to 1
		51,928,394
Total Municipal Inverse Floating Rate Notes (Cost $252,407,522)		255,240,317
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $914,605,300)+	115.2	935,445,609
Other Assets and Liabilities, Net	(15.2)	(123,262,771)
Net Assets	100.0	812,182,838
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 29, 2008.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of February 29, 2008.
+ The cost for federal income tax purposes was $913,940,269. At February 29, 2008, net unrealized appreciation for all securities based on tax cost was $21,505,340. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,518,231 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,012,891.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	5.6
Financial Guaranty Insurance Company	16.2
Financial Security Assurance, Inc.	13.7
MBIA Corporation	26.4
Radian Asset Assurance, Inc.	1.3
XL Capital Assurance, Inc.	1.2
(b) Security incorporates a letter of credit from a major bank.
(c) At February 29, 2008, these securities have been pledged in whole or in part, as collateral for open interest rate swaps.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

CRVS: Custodial Residual and Variable Securities

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GNMA: Government National Mortgage Association

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At February 29, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
5/30/2008 5/30/2025	10,800,000[1]	Fixed — 4.947%	Floating — LIBOR	(335,200)
6/4/2008 5/30/2025	10,800,000[2]	Fixed — 4.867%	Floating — LIBOR	(230,092)
8/14/2008 8/14/2025	15,300,000[3]	Fixed — 4.878%	Floating — LIBOR	(338,678)
Total unrealized depreciation				(903,970)
Counterparties: [1] Chase Securities, Inc. [2] Lehman Brothers, Inc. [3] Citigroup Global Markets, Inc.

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $914,605,300)	$ 935,445,609
Cash	225,840
Receivable for investments sold	16,232,731
Interest receivable	10,181,766
Receivable for Fund shares sold	1,589,115
Due from Advisor	4,197
Other assets	50,857
Total assets	963,730,115
Liabilities
Payable for floating rate notes issued	145,865,000
Dividends payable	407,201
Payable for investment purchased	1,335,619
Payable for Fund shares redeemed	2,224,378
Unrealized depreciation on interest rate swap contracts	903,970
Accrued management fee	395,780
Other accrued expenses and payables	415,329
Total liabilities	151,547,277
Net assets, at value	$ 812,182,838
Net Assets Consist of
Undistributed net investment income	495,489
Net unrealized appreciation (depreciation) on: Investments	20,840,309
Interest rate swaps	(903,970)
Accumulated net realized gain (loss)	(61,242)
Paid-in capital	791,812,252
Net assets, at value	$ 812,182,838

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($581,677,021 ÷ 82,427,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.06
Maximum offering price per share (100 ÷ 95.50 of $7.06)	$ 7.39

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,383,185 ÷ 620,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,914,900 ÷ 1,413,752 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.01
Class S Net Asset Value, offering and redemption price(a) per share ($216,207,732 ÷ 30,691,803 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.04
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Interest	$ 24,382,945
Expenses: Management fee	2,258,621
Distribution and service fees	714,917
Services to shareholders	293,277
Custodian fee	10,000
Professional fees	56,116
Trustees' fees and expenses	20,430
Reports to shareholders and shareholder meeting	95,607
Registration fees	22,883
Interest expense and fees on floating rate notes	2,676,890
Other	29,288
Total expenses before expense reductions	6,178,029
Expense reductions	(46,183)
Total expenses after expense reductions	6,131,846
Net investment income (loss)	18,251,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,064,829
Futures	(2,464,465)
Interest rate swaps	(1,523,000)
77,364
Change in net unrealized appreciation (depreciation) on: Investments	(32,031,941)
Futures	744,623
Interest rate swaps	(513,735)
(31,801,053)
Net gain (loss)	(31,723,689)
Net increase (decrease) in net assets resulting from operations	$ (13,472,590)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended February 29, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 23,177,491
Payment of operating expenses	(3,437,606)
Payment of interest expense	(2,676,890)
Proceeds from sales and maturities of investments	210,909,128
Purchases of investments	(190,228,016)
Net purchases, sales and maturities of short-term investments	349,438
Net receipt (payment) on swap contracts	(1,523,000)
Net receipt (payment) on futures contracts	(1,756,404)
Cash provided (used) by operating activities	$ 34,814,141
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 29,965,375
Cost of shares redeemed	(54,674,029)
Distributions paid (net of reinvestment of distributions)	(8,623,965)
Increase (decrease) in payable for floating rate notes issued	(1,335,000)
Cash provided (used) by financing activities	(34,667,619)
Increase (decrease) in cash	146,522
Cash at beginning of period	79,318
Cash at end of period	$ 225,840
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (13,472,590)
Net (increase) decrease in cost of investments	29,444,309
Net (increase) decrease in unrealized appreciation (depreciation) on investments	32,031,941
(Increase) decrease in receivable for investments sold	(15,952,731)
(Increase) decrease in interest receivable	955,948
(Increase) decrease in other assets	(27,075)
Increase (decrease) in payable for investments purchased	1,335,619
Increase (decrease) in daily variation margin on open futures contracts	(36,562)
Increase (decrease) in unrealized depreciation on swap contracts	513,735
Increase (decrease) in other accrued expenses and payables	21,547
Cash provided (used) by operating activities	$ 34,814,141
Non-Cash Financing Activities:
Reinvestment of distributions	$ 11,893,792
* Non-cash activity from market discount accretion and premium amortization in the net amount of $2,161,402 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Operations: Net investment income	$ 18,251,099	$ 35,744,223
Net realized gain (loss)	77,364	3,007,533
Change in net unrealized appreciation (depreciation)	(31,801,053)	(22,677,876)
Net increase (decrease) in net assets resulting from operations	(13,472,590)	16,073,880
Distributions to shareholders from: Net investment income: Class A	(12,835,872)	(24,468,990)
Class B	(83,727)	(221,207)
Class C	(162,630)	(309,457)
Class S	(5,108,514)	(10,561,403)
Net realized gains: Class A	(1,669,020)	(79,656)
Class B	(13,351)	(918)
Class C	(25,483)	(1,206)
Class S	(639,092)	(33,340)
Total distributions	(20,537,689)	(35,676,177)
Fund share transactions: Proceeds from shares sold	30,518,024	98,280,639
Reinvestment of distributions	11,893,792	21,536,913
Cost of shares redeemed	(56,072,262)	(122,220,314)
Redemption fees	2,464	613
Net increase (decrease) in net assets from Fund share transactions	(13,657,982)	(2,402,149)
Increase (decrease) in net assets	(47,668,261)	(22,004,446)
Net assets at beginning of period	859,851,099	881,855,545
Net assets at end of period (including undistributed net investment income of $495,489 and $435,133, respectively)	$ 812,182,838	$ 859,851,099

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.35	$ 7.53	$ 7.61	$ 7.57	$ 7.42	$ 7.66
Income (loss) from investment operations: Net investment income[b]	.16	.31	.32	.33	.33	.34
Net realized and unrealized gain (loss)	(.27)	(.18)	(.08)	.04	.15	(.24)
Total from investment operations	(.11)	.13	.24	.37	.48	.10
Less distributions from: Net investment income	(.16)	(.31)	(.32)	(.33)	(.33)	(.34)
Net realized gains	(.02)	(.00)***	—	—	—	—
Total distributions	(.18)	(.31)	(.32)	(.33)	(.33)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 7.06	$ 7.35	$ 7.53	$ 7.61	$ 7.57	$ 7.42
Total Return (%)[c]	(1.63)**	1.71	3.27	5.01	6.59	1.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	582	612	613	617	652	677
Ratio of expenses (including interest expense) (%)[d]	1.47*	1.31	1.32	1.10	.94	.93
Ratio of expenses (excluding interest expense) (%)[d]	.85*	.83	.83	.83	.81	.79
Ratio of net investment income (%)	4.24*	4.14	4.30	4.34	4.42	4.40
Portfolio turnover rate (%)	23**	37	32	23	25	33
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.37	$ 7.54	$ 7.62	$ 7.58	$ 7.43	$ 7.67
Income (loss) from investment operations: Net investment income[b]	.13	.26	.27	.28	.28	.27
Net realized and unrealized gain (loss)	(.28)	(.18)	(.08)	.04	.15	(.24)
Total from investment operations	(.15)	.08	.19	.32	.43	.03
Less distributions from: Net investment income	(.13)	(.25)	(.27)	(.28)	(.28)	(.27)
Net realized gains	(.02)	(.00)***	—	—	—	—
Total distributions	(.15)	(.25)	(.27)	(.28)	(.28)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 7.07	$ 7.37	$ 7.54	$ 7.62	$ 7.58	$ 7.43
Total Return (%)[c]	(2.14)[d]**	1.10[d]	2.57[d]	4.17[d]	5.94[d]	.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	8	10	16	24
Ratio of expenses before expense reductions (including interest expense) (%)[e]	2.31*	2.11	2.20	1.96	1.76	1.79
Ratio of expenses after expense reductions (including interest expense) (%)[e]	2.26*	2.04	2.00	1.78	1.65	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63*	1.57	1.51	1.51	1.52	1.65
Ratio of net investment income (%)	3.45*	3.40	3.61	3.66	3.71	3.54
Portfolio turnover rate (%)	23**	37	32	23	25	33
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.31	$ 7.48	$ 7.56	$ 7.52	$ 7.37	$ 7.62
Income (loss) from investment operations: Net investment income[b]	.13	.26	.26	.27	.28	.27
Net realized and unrealized gain (loss)	(.28)	(.18)	(.08)	.04	.14	(.25)
Total from investment operations	(.15)	.08	.18	.31	.42	.02
Less distributions from: Net investment income	(.13)	(.25)	(.26)	(.27)	(.27)	(.27)
Net realized gain	(.02)	(.00)***	—	—	—	—
Total distributions	(.15)	(.25)	(.26)	(.27)	(.27)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 7.01	$ 7.31	$ 7.48	$ 7.56	$ 7.52	$ 7.37
Total Return (%)[c]	(2.03)**	1.05[d]	2.52[d]	4.26[d]	5.82[d]	.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	9	9	8	8
Ratio of expenses before expense reductions (including interest expense) (%)[e]	2.25*	2.09	2.12	1.91	1.73	1.83
Ratio of expenses after expense reductions (including interest expense) (%)[e]	2.25*	2.09	2.04	1.82	1.69	1.83
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62*	1.61	1.55	1.55	1.56	1.69
Ratio of net investment income (%)	3.46*	3.35	3.57	3.62	3.67	3.50
Portfolio turnover rate (%)	23**	37	32	23	25	33
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005

Class S Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.34	$ 7.52	$ 7.59	$ 7.56	$ 7.42	$ 7.66
Income (loss) from investment operations: Net investment income[b]	.16	.33	.33	.34	.35	.35
Net realized and unrealized gain (loss)	(.28)	(.19)	(.06)	.04	.15	(.24)
Total from investment operations	(.12)	.14	.27	.38	.50	.11
Less distributions from: Net investment income	(.16)	(.32)	(.34)	(.35)	(.36)	(.35)
Net realized gains	(.02)	(.00)***	—	—	—	—
Total distributions	(.18)	(.32)	(.34)	(.35)	(.36)	(.35)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 7.04	$ 7.34	$ 7.52	$ 7.59	$ 7.56	$ 7.42
Total Return (%)	(1.53)[c]**	1.92	3.63	5.10	6.81	1.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	233	251	272	281	298
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.29*	1.10	1.10	.89	.74	.82
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.26*	1.10	1.10	.89	.74	.82
Ratio of expenses after expense reductions (excluding interest expense) (%)	.63*	.62	.61	.62	.61	.68
Ratio of net investment income (loss) (%)	4.45*	4.35	4.51	4.55	4.62	4.51
Portfolio turnover rate (%)	23**	37	32	23	25	33
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated price, as applicable, obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 29, 2008 was approximately $147,404,000, with a weighted average interest rate of 3.67%.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate or fixed income market changes and for duration management, risk management or return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at February 29, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $191,545,290 and $226,861,859, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.55%
Next $750 million of such net assets	.52%
Next $1.5 billion of such net assets	.50%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.45%
Next $2.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Over $12.5 billion of such net assets	.40%

Accordingly, for the six months ended February 29, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

For the period from September 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain operating expenses of certain classes as follows:

Class B	1.61%
Class C	1.63%
Class S	.63%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.63%
Class S	.63%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2008
Class A	$ 81,093	$ —	$ 29,930
Class B	1,708	1,138	570
Class C	1,337	—	693
Class S	34,874	33,950	—
	$ 119,012	$ 35,088	$ 31,193

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 29, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class B	$ 18,357	$ 2,920
Class C	35,370	5,776
	$ 53,727	$ 8,696

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 643,523	$ 131,547.21%
Class B	6,086	971.25%
Class C	11,581	151.25%
	$ 661,190	$ 132,669

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $8,247.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2008, the CDSC for Class B and C shares was $3,459 and $92, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $14,442, of which $7,761 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

For the six months ended February 29, 2008, the Advisor agreed to reimburse the Fund $3,496, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 29, 2008, the Fund's custodian fee was reduced by $994 and $6,605, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,421,856	$ 25,268,757	11,662,696	$ 85,856,167
Class B	11,475	86,024	94,290	704,999
Class C	214,719	1,587,790	224,828	1,672,454
Class S	483,424	3,575,453	1,345,205	10,047,019
		$ 30,518,024		$ 98,280,639
Shares issued to shareholders in reinvestment of distributions
Class A	1,065,436	$ 7,894,667	1,903,397	$ 14,204,545
Class B	8,068	59,914	18,686	139,817
Class C	16,769	123,490	27,532	204,095
Class S	515,856	3,815,721	937,920	6,988,456
		$ 11,893,792		$ 21,536,913
Shares redeemed
Class A	(5,332,515)	$ (39,415,776)	(11,773,245)	$ (87,600,190)
Class B	(121,299)	(905,520)	(459,696)	(3,442,477)
Class C	(73,074)	(539,421)	(217,457)	(1,612,258)
Class S	(2,054,898)	(15,211,545)	(3,969,652)	(29,565,389)
		$ (56,072,262)		$ (122,220,314)
Redemption fees		$ 2,464		$ 613
Net increase (decrease)
Class A	(845,223)	$ (6,250,604)	1,792,848	$ 12,461,036
Class B	(101,756)	(759,582)	(346,720)	(2,597,661)
Class C	158,414	1,171,859	34,903	264,291
Class S	(1,055,618)	(7,819,655)	(1,686,527)	(12,529,815)
		$ (13,657,982)		$ (2,402,149)

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for Class B shares that expired on October 1, 2007, showed that the Fund's management fee rate was at the 75th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 67th percentile for Class A shares, the 67th percentile for Class B shares, the 67th percentile for Class C shares and the 71st percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

To address the potential effect of the expiring expense cap on total expenses for Class B shares and in light of the expense ranking for Class S shares, the Board recommended a cap on total expenses at 1.625% for Class B shares and 0.625% for Class S shares through September 30, 2008. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and total expense ratios for each share class were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations of an Amended and Restated Investment Management Agreement

On November 14, 2007, the Board, including all the Independent Board Members, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Agreement for the Fund as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for the Fund. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008